UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16133                 06-1245881
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                       Identification No.)


        1100 Summer Street, Stamford, Connecticut              06905
        (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01 Other Events.

     On September 27, 2006, Delcath Systems, Inc. (the "Company") issued a press release announcing two developments in the Company's federal securities lawsuit against Laddcap Value Partners LP. The Company's press release dated September 27, 2006 is incorporated herein by reference and filed as Exhibit 99 hereto.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

            Exhibit                         Description

              99           Press Release dated September 27, 2006 of Delcath
                           Systems,Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DELCATH SYSTEMS, INC.



                                              By:       /s/ M. S. KOLY
                                                  --------------------------
                                                  M. S. Koly
                                                  President and Chief Executive
                                                  Officer


Date: September 29, 2006



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                                 EXHIBIT INDEX

            Exhibit                         Description

              99           Press Release dated September 27, 2006 of Delcath
                           Systems,Inc.